UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 8, 2004

Open Solutions Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-02333-56	22-3173050

(Commission File Number)	(IRS Employer Identification No.)

300 Winding Brook Drive, Glastonbury, CT	06033

(Address of Principal Executive Offices)	(Zip Code)

(860) 652-3155

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 – Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of Crowe Chizek and Company LLC
Ex-99.2 Financial Statements of re:Member Data Services, Inc.
Ex-99.3 Pro Forma Financial Information of Open Solutions Inc.

     This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Open Solutions Inc. (the “Registrant”) on July 13, 2004 regarding the purchase of all of the outstanding shares of capital stock of re:Member Data Services, Inc. (“re:Member”). The purpose of this Amendment No. 1 is to file the financial statements of re:Member and the pro forma financial information of the Registrant required by Item 9.01 of Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

          The financial statements required by this item are contained in Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

          The pro forma financial information required by this item is contained in Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

(c)	Exhibits

          The Exhibits to this report are listed in the Exhibit Index attached hereto.

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2004	OPEN SOLUTIONS INC.
	By:	/s/ Carl D. Blandino
Carl D. Blandino
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Stock Purchase Agreement, dated as of July 8, 2004, by and among David B. Becker, John E. Taylor, as Trustee of the David B. Becker Family Trust and David B. Becker, as Trustee of the David B. Becker Charitable Remainder Unitrust, as shareholders of re:Member Data Services, Inc., and RD Acquisition Corp. (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2004).

23.1	Consent of Crowe Chizek and Company LLC.

99.1	Press Release dated July 9, 2004 (incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2004).

99.2	Financial Statements of re:Member Data Services, Inc.

99.3	Pro Forma Financial Information of Open Solutions Inc.